Exhibit 99

SunTrust Robinson Humphrey Financial Services Unconference May 20-21, 2008 Martin Zorn Executive Vice President, Chief Financial Officer Ray Beck Executive Vice President, Chief Credit Officer Growing, Transforming, and Improving

Safe Harbor Statement Certain statements made in this release may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this release, the words "may," "will," "should," "would," "anticipate," "expect," "plan," "believe," "intend," and similar expressions identify forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) the impact of the current slowing economy, including disruptions in the housing and credit markets, either national or in the markets in which Integra does business; (2) changes in the interest rate environment that reduce net interest margin; (3) charge-offs and loan loss provisions; (4) the ability of Integra to maintain required capital levels and adequate sources of funding and liquidity; (5) changes and trends in capital markets; (6) competitive pressures among depository institutions that increase significantly; (7) effects of critical accounting policies and judgments; (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies; (9) legislative or regulatory changes or actions, or significant litigation that adversely affect Integra or the business in which Integra is engaged; (10) ability to attract and retain key personnel; (11) ability to secure confidential information through the use of computer systems and telecommunications network; and (12) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity, and other factors described in our periodic reports filed with the SEC. We undertake no obligation to revise or update these risks, uncertainties and other factors except as may be set forth in our periodic reports.

Table of Contents Overview Strategy Credit Quality Margin and Growth Shareholder Return 1st Quarter Results Conclusion and Closing Remarks 4 - 5 6 - 9 10 - 13 14 - 25 26 - 31 32 - 33 34 - 37

As of March 31, 2008 Integra Bank N.A. Total Assets: $3.40 Billion Total Loans: $2.34 Billion Total Deposits: $2.31 Billion Number of Branches: 80 Number of ATMs: 135 Employees: 859 Overview - Integra Franchise

Experienced Management Team Conclusion: An experienced team with metropolitan market backgrounds and four of six worked together at Star Bank in Cincinnati. Name Age Title Previous Experience Hired Michael T. Vea 49 Chairman, President and Bank One, Cincinnati 1999 Chief Executive Officer Star Bank Martin M. Zorn 51 Executive Vice President Wachovia Bank 2001 Chief Financial and Risk Officer Archie M. Brown 47 Executive Vice President Star / Firstar / US Bank 2001 Commercial and Consumer Raymond D. Beck 52 Executive Vice President National City Corp. 2006 Chief Credit Officer Star / Firstar / US Bank Roger D. Watson 54 Executive Vice President Star / Firstar / US Bank 2003 Division Mgr. / CRE Roger M. Duncan 55 Executive Vice President Integra Bank 1985 Community Banking President Bradley M. Stevens 67 Executive Vice President Prairie Bank and Trust 2007 President and CEO Long-time Chicago Banker Chicago Region

Strategy for 2008-2010

Strategy for 2008-2010 Improve franchise value while generating acceptable level of earnings growth

Initiatives Sound credit through an uncertain economic environment. Acquire New Customers - Do More With Them. Increase our presence in faster growing Metro Markets through selective acquisitions and by continuing to recruit successful lending and product teams. Improve our Margin and Net Interest Income by improving our Loan and Asset Mix. Improve operating leverage. Allocate capital to highest uses to increase Total Shareholder Return.

Credit Quality Margin Growth Shareholder Return Priorities for 2008

Credit Quality Managing Risk Through The Cycle Sound underwriting standards Net charge-offs of 40bps for 1Q 2008 1Q net charge-offs included one $1.378MM loan which comprised 24bp of the 40bp

Commercial Real Estate Two Experienced Niche Businesses Focus is on relatively short-term construction lending in footprint Commercial Real Estate Line of Business: Cincinnati, Cleveland, Columbus, Louisville, Nashville Do smaller projects for major regional developers Strong credit tenants Strong guarantors or take-out commitments Both lenders and customers have experienced multiple real estate cycles Chicago Real Estate Single-family, single-family rental and construction Affordable price points In-city development, rehab and renovation 15 year track record

Conservative Underwriting Standards Commercial Real Estate Debt Coverage Ratio Liquidity Analysis Sensitivity Analysis Loan to Value Other key considerations Personal guarantees Credit history, experience, collateral, terms + conditions Commercial + Industrial Detailed Cash Flow Analysis Evaluate trade cycle, industry and performance projections Other key considerations: Personal guarantees Credit history, experience, collateral, terms + conditions

Wtd. Avg. FICO Score: 735 Wtd. Avg. FICO Score: 701 Total Loans & Leases: $2.34B YTD Loan Yield: 6.61% As of March 31, 2008 Managing Through The Cycle High Quality - Diversified Portfolio

Margin Performance Improvement Improve Loan Mix Grow commercial loans Exited the indirect Marine/RV business in 4Q06 Private labeled residential mortgage processing, underwriting, closing, and servicing in 1Q07 Improve Earnings Assets Mix Reduced level of investments Increased percentage of Commercial Loans Improve Deposit Mix Rate Cycle - Federal Reserve Actions

Margin Room For Continued Improvement From Changing Our Asset Mix 1Q08 - $2.97B Total Loans and Securities / $3.40B Total Assets

Margin Room For Continued Improvement In Our Deposit Mix 1Q08 - $2.31B Total Deposits

Growth Acquire New Customers Checking account is foundation of relationship High Performance Checking High Performance Business Checking Competitive Product Set Build in-house or private label best in class Service Differentiation I Care Extended Banking Hours

Growth Results: Checking Account And Service Charge Growth Focused on driving core checking account growth - key to the customer relationship Service charges are an additional benefit of increased checking account openings Avg Y/YGrowth = 7.5% Avg Y/YGrowth = 12.8%

Growth Results: Non Interest Income Growth Debit Card income is up 38.9% from 1Q07 Growth from 1Q07 = 38.9% Online Billpay use is up 17.0% from 1Q07 Growth from 1Q07 = 17.0%

Growth Commercial Banking Recruit proven teams with strong track records Recruit senior bankers in strategic markets Recruit C&I expertise to Chicago team Accelerate growth of Treasury Management Relationship focused

Growth Strategy: Hiring Teams Team focused: Continue to opportunistically hire teams as we expand Our criteria: Teams of commercial lenders, or fee generating business lines (wealth management, etc.) with proven track records - Management team remains intact Provide additional capabilities or complementary to existing capabilities Metro Market focused

Growth Results: Recruited proven teams with strong track records Cincinnati Commercial Team in mid-2006 Hired new Evansville Commercial Manager in 2007 Hired Evansville Senior Lender in 3Q 2007 Hired new manager of Treasury Management in 2Q 2007 Hired Chicago Commercial Manager and several new lenders second half of 2007 CRE Team in 2003 - Columbus CRE in 4Q 2006 - Nashville CRE in 1Q 2008

Cincinnati Commercial Commercial Real Estate Initiative Growth Strategy: Results Commercial Loan Growth

Shareholder Return

Shareholder Return Capital Management Target returning 35-70% of earnings to shareholders depending on growth opportunities: Organic Growth Market Expansion Dividends Share Repurchase Dividend policy - payout 35-50% of earnings Increased dividend 5.8% to $0.18 on June 20, 2007 Board approved stock buyback plan - 2.5% or $12.5 million Did not repurchase any stock in 1Q 2008

As of May 12, 2008 Note: Peer group consists of the following: AMFI, BUSE, CHCO, CHFC, CTBI, FFBC, FMBI, FPFC, FRME, HTLF, IBCP, MBFI, MBHI, MSFG, ONB, OSBC, PRK, RBCAA, SRCE, THFF, UBSI, WSBC Shareholder Return IBNK Price Performance Opportunity for Price to Earnings multiple expansion

As of May 12, 2008 Note: Peer group consists of the following: AMFI, BUSE, CHCO, CHFC, CTBI, FFBC, FMBI, FPFC, FRME, HTLF, IBCP, MBFI, MBHI, MSFG, ONB, OSBC, PRK, RBCAA, SRCE, THFF, UBSI, WSBC Shareholder Return IBNK Price Performance YTD Total Return

Attractive Relative Value As of May 12, 2008

Summary of Analyst Coverage

First Quarter Update

First Quarter Update Net income of $5.0 million Diluted net income per share of $0.24 Return on assets of 0.59% Return on equity of 6.01% Net interest margin of 3.23% Allowance for loan losses of $28.6 million or 1.22% of loans Non-performing loans of $30.1 million or 1.28% of loans Annualized net charge-off rate of 0.40% Commercial loan growth of 16% Low cost deposit growth of 15%

Conclusion Growing our Retail and Business customer base faster than our underlying market growth. Transforming our Balance Sheet and market demographic mix. Improving our Margin and Operating Leverage. Market Price does not reflect these results.

Questions and Answers

Growing, Transforming, and Improving

For more information: Visit our website, www.integrabank.com Listen to our web casts to follow our progress Call us with questions: Mike Vea, our CEO at (812) 464-9604 Martin Zorn, our CFO at (812) 461-5794 Thank You